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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    --------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report:  (Date of earliest event reported):  March 6, 1998

                          Digital Equipment Corporation
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             (Exact name of registrant as specified in its charter)


   Massachusetts                       1-5296                  04-2226590
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(State or other jurisdiction of     (Commission            (I.R.S. Employer
 incorporation or organization)     File Number)          Identification No.)


111 Powdermill Road, Maynard, Massachusetts                      01754
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(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code:  (978) 493-5111

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(Former name or former address, if changed since last report)

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Item 5.  Other Information

     On March 6, 1998, the registrant and Intel Corporation ("Intel") entered into an Asset Purchase Agreement relating to the sale by the registrant of certain assets used in its semiconductor business to Intel.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits

Exhibit No. 10   Asset Purchase Agreement dated as of March 6, 1998 by and
                 between Digital Equipment Corporation and Intel Corporation.*

* Confidential Treatment request as to certain portions. The term "Confidential Treatment" and the Mark "*" as used throughout the indicated exhibit means that material has been omitted and filed separately with the Commission.

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                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                     DIGITAL EQUIPMENT CORPORATION
                                     (Registrant)

                                     /s/ Gail S. Mann
                                     ------------------------------------
                                     Gail S. Mann

                                     Vice President, Assistant General Counsel,
                                     Secretary and Clerk


Date:  March 20, 1998